POWER OF ATTORNEY

I, Gerard J. Arpey, Trustee of the American Beacon Funds and the American Beacon Select Funds (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan, John J. Okray, and Trinh N. Lai, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-14 under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 8th day of August, 2013.

/s/ Gerard J. Arpey
Gerard J. Arpey, Trustee

POWER OF ATTORNEY

I, W. Humphrey Bogart, Trustee of the American Beacon Funds and the American Beacon Select Funds (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan, John J. Okray, and Trinh N. Lai, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-14 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 8th day of August, 2013.

/s/ W. Humphrey Bogart
W. Humphrey Bogart, Trustee

POWER OF ATTORNEY

I, Brenda A. Cline, Trustee of the American Beacon Funds and the American Beacon Select Funds (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan, John J. Okray, and Trinh N. Lai, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-14 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 8th day of August, 2013.

/s/ Brenda A. Cline
Brenda A. Cline, Trustee

POWER OF ATTORNEY

I, Eugene J. Duffy, Trustee of the American Beacon Funds and the American Beacon Select Funds (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan, John J. Okray, and Trinh N. Lai, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-14 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 8th day of August, 2013.

/s/ Eugene J. Duffy
Eugene J. Duffy, Trustee

POWER OF ATTORNEY

I, Thomas M. Dunning, Trustee of the American Beacon Funds and the American Beacon Select Funds (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan, John J. Okray, and Trinh N. Lai, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-14 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 8th day of August, 2013.

/s/ Thomas M. Dunning
Thomas M. Dunning, Trustee

POWER OF ATTORNEY

I, Alan D. Feld, Trustee of the American Beacon Funds and the American Beacon Select Funds (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan, John J. Okray, and Trinh N. Lai, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-14 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 8th day of August, 2013.

/s/ Alan D. Feld
Alan D. Feld, Trustee

POWER OF ATTORNEY

I, Richard A. Massman, Trustee of the American Beacon Funds and the American Beacon Select Funds (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan, John J. Okray, and Trinh N. Lai, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-14 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 8th day of August, 2013.

/s/ Richard A. Massman
Richard A. Massman, Trustee

POWER OF ATTORNEY

I, Barbara J. McKenna, Trustee of the American Beacon Funds and the American Beacon Select Funds (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan, John J. Okray, and Trinh N. Lai, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-14 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 8th day of August, 2013.

/s/ Barbara J. McKenna
Barbara J. McKenna, Trustee

POWER OF ATTORNEY

I, R. Gerard Turner, Trustee of the American Beacon Funds and the American Beacon Select Funds (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan, John J. Okray, and Trinh N. Lai, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-14 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 8th day of August, 2013.

R. Gerard Turner
R. Gerard Turner, Trustee

POWER OF ATTORNEY

I, Paul J. Zucconi, Trustee of the American Beacon Funds and the American Beacon Select Funds (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan, John J. Okray, and Trinh N. Lai, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-14 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 8th day of August, 2013.

Paul J. Zucconi
Paul J. Zucconi, Trustee